UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2022

F45 Training Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40590	84-2529722
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 South Congress Avenue, Building E

Austin, Texas 78704

(Address of Principal Executive Offices)

(737) 787-1955

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00005 per share	FXLV	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2022, F45 Training Holdings Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 18, 2022, the record date for the Annual Meeting, 94,760,402 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	The election of four Class I directors to hold office until the 2025 Annual Meeting of Stockholders; and

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed on May 2, 2022, with the Securities and Exchange Commission.

The results of the voting at the Annual Meeting were as follows:

1.	Election of Directors

The following nominees for election as director of the Company received the number of votes set opposite their respective names:

Director Nominee	For	Withhold	Broker Non-Votes
Mark Wahlberg	66,381,419	7,391,437	2,765,140
Vanessa Douglas	69,989,570	3,783,286	2,765,140
Lee Wallace, PhD	68,517,300	5,255,556	2,765,140
Angelo Demasi	73,697,047	75,809	2,765,140

Based on the votes set forth above, the director nominees were duly elected.

2.	The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 received the following votes:

For	Against	Abstain	Broker Non-Votes
76,531,473	1,719	4,804	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2022	F45 Training Holdings Inc.

	By:	/s/ Patrick Grosso
Patrick Grosso
Chief Legal Officer